                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2002


                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-22753              52-2016614
      (State of other             (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)


           9300 East Central Avenue, Suite 100, Wichita, Kansas 67206
               (Address of principal executive offices) (Zip Code)


                                 (316) 634-0505
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.       Other Information.

              The information in the press release attached hereto as
              Exhibit 99.1 is incorporated herein by reference to such press release.

Item 7.       Financial Statements and Exhibits.

              (c)      Exhibits.

Exhibit No.   Description

99.1 Press Release dated October 10, 2002 announcing authorization of a stock repurchase program by the board of directors of the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 10, 2002.

                                        TOTAL ENTERTAINMENT RESTAURANT CORP.


                                        By:    /s/ James K. Zielke
                                            ------------------------------------
                                        Name:  James K. Zielke
                                        Title: Chief Financial Officer,
                                               Secretary, and Treasurer
                                               (Duly Authorized Officer)

                                  EXHIBIT INDEX


Exhibit No.    Description

99.1 Press Release dated October 10, 2002 announcing authorization of a stock repurchase program by the board of directors of the Company.